Exhibit 99.6

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans acquired by Loan Funding Structure LLC (the “Client”). These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

■	“Credit and Compliance Review”: 1 mortgage loan
■	“Compliance Only”: 956 mortgage loans
■	“Data Integrity Review”: 957 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

This comparison included the following data fields:

# of Units	Interest Collection Type	Occupancy
Amortization Term	Interest Only	Original CLTV
Amortization Type	Interest Only Period	Original Interest Rate
Appraisal As-Is Value	Interest Only Period Expiration Date	Original Interest Rate Period
Appraisal Date	Interest Rate Change Frequency	Original Loan Amount
Appraisal Effective Date	Interest Rate Initial Cap	Original LTV
Appraised Value	Interest Rate Initial Floor	Original P&I
Balloon Flag	Interest Rate Life Cap	Original Term
Borrower First Name	Interest Rate Life Floor	Other Financing - Lien Position 2 - Current Balance
Borrower Full Name	Interest Rate Life Max	Other Financing Junior Total Original Loan Amount
Borrower Last Name	Interest Rate Life Min	Payment Change Frequency
Borrower Middle Name	Interest Rate Periodic Cap	PMI Coverage %
Borrower SSN	Interest Rate Periodic Floor	Prepayment Penalty
Borrower Suffix	Investor: Qualifying Total Debt Ratio	Prepayment Penalty Period (months)
City	Lien Position	Property Type
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Coborrower First Name	Lookback Period	Purpose
Coborrower Last Name	LTV Valuation Value	Refi Purpose
Coborrower SSN	Margin	Representative FICO
Contract Sales Price	Maturity Date	Rounding Factor
Doc Type	Mortgage Type	State
First Interest Rate Change Date	Neg Am	Street
First Payment Change Date	Next Interest Rate Change Date	Zip
First Payment Date	Next Payment Change Date
Index Type	Note Date

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

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Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagor’s requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models

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applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
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c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);
■	Final application (1003);
■	Note;
■	Appraisal;
■	Sales contract;
■	Title/Preliminary Title;
■	Initial TIL;
■	Final TIL;
■	Final HUD-1;
■	Initial and final GFE’s;
■	Right of Rescission Disclosure;
■	Mortgage/Deed of Trust;
■	Mortgage Insurance;
■	Tangible Net Benefit Disclosure;
■	FACTA disclosures; and
■	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

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(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the mortgage loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly

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payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

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AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (XII) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
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v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

■	Loan Estimates;
■	Closing Disclosures; and
■	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception

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Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL RESULTS SUMMARY (957 mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (956 Mortgage Loans)

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Overall: NRSRO Grade (Fitch)	Loan Count	% of Loans
A	63	6.59%
B	711	74.37%
C	1	0.10%
D	181	18.93%
Total	956	100.00%

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (1 Mortgage Loan)

Overall: NRSRO Grade (Fitch)	Loan Count	% of Loans
A	0	0.00%
B	0	0.00%
C	1	100.00%
D	0	0.00%
Total	1	100.00%

EXCEPTION SUMMARY (957 Mortgage Loans)

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (956 Mortgage Loans)

Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	179
		Incomplete File	98
		Missing, Incorrect, or Incomplete Final TIL	96
		Missing, Incorrect, or Incomplete Note	95
		Total Compliance Grade (D) Exceptions:	468
	C	State Defect	2
		Total Compliance Grade (C) Exceptions:	2
	B	TILA	580
		Missing Application Date	487
		Missing Non-Required Data	331
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	318
		RESPA	218
		State Late Charge	198
		Missing, Incorrect, or Incomplete GFE	134
		FACTA	132
		LTV Test	120
		State Defect	91
		Missing, Incorrect, or Incomplete Final TIL	74
		Missing Required Data	74
		Missing Required Data (other than HUD-1 or Note)	42
		Misc. State Level	29
		Missing, Incorrect, or Incomplete Note	10
		Loan Package Documentation	7
		Final TIL Estimated	6
		Legal / Regulatory / Compliance	3
		Missing, Incorrect, or Incomplete Final or Initial 1003	2
		TIL-MDIA	1
		Safe Act	1
		Total Compliance Grade (B) Exceptions:	2,858
Total Compliance Exceptions:			3,328

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FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (1 Mortgage Loan)

Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	B	State Defect	1
		State Late Charge	1
		TILA	1
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		Total Compliance Grade (B) Exceptions:	4
Total Compliance Exceptions:			4
Credit	C	Guideline	1
		Total Credit Grade (C) Exceptions:	1
Total Credit Exceptions:			1
Grand Total:			5

DATA INTEGRITY REVIEW RESULTS SUMMARY (957 Mortgage Loans)

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	10	37	27.03%	957
Amortization Term	54	78	69.23%	957
Amortization Type	17	64	26.56%	957
Appraisal As-Is Value	12	12	100.00%	957
Appraisal Date	798	800	99.75%	957
Appraisal Effective Date	2	4	50.00%	957
Appraised Value	2	2	100.00%	957
Balloon Flag	6	38	15.79%	957
Borrower First Name	1	15	6.67%	957
Borrower Full Name	1	4	25.00%	957
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Borrower Last Name	0	15	0.00%	957
Borrower Middle Name	1	7	14.29%	957
Borrower SSN	0	6	0.00%	957
Borrower Suffix	1	1	100.00%	957
City	117	936	12.50%	957
Coborrower First Name	2	6	33.33%	957
Coborrower Last Name	0	6	0.00%	957
Coborrower SSN	0	5	0.00%	957
Contract Sales Price	13	17	76.47%	957
Doc Type	61	81	75.31%	957
First Interest Rate Change Date	10	10	100.00%	957
First Payment Change Date	2	2	100.00%	957
First Payment Date	63	112	56.25%	957
Index Type	28	30	93.33%	957
Interest Collection Type	1	3	33.33%	957
Interest Only	4	16	25.00%	957
Interest Only Period	4	4	100.00%	957
Interest Only Period Expiration Date	3	3	100.00%	957
Interest Rate Change Frequency	12	14	85.71%	957
Interest Rate Initial Cap	20	20	100.00%	957
Interest Rate Initial Floor	18	18	100.00%	957
Interest Rate Life Cap	4	4	100.00%	957
Interest Rate Life Floor	4	4	100.00%	957
Interest Rate Life Max	26	28	92.86%	957
Interest Rate Life Min	26	28	92.86%	957
Interest Rate Periodic Cap	26	26	100.00%	957
Interest Rate Periodic Floor	18	18	100.00%	957
Investor: Qualifying Total Debt Ratio	1	1	100.00%	957
Lien Position	107	934	11.46%	957
Lookback Period	1	1	100.00%	957
LTV Valuation Value	848	912	92.98%	957
Margin	31	32	96.88%	957
Maturity Date	831	947	87.75%	957
Mortgage Type	1	12	8.33%	957
Neg Am	0	11	0.00%	957
Next Interest Rate Change Date	12	12	100.00%	957
Next Payment Change Date	5	5	100.00%	957
Note Date	261	928	28.13%	957
Occupancy	19	143	13.29%	957
Original CLTV	67	85	78.82%	957
Original Interest Rate	347	893	38.86%	957
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Original Interest Rate Period	2	2	100.00%	957
Original Loan Amount	312	936	33.33%	957
Original LTV	815	901	90.46%	957
Original P&I	86	108	79.63%	957
Original Term	463	831	55.72%	957
Other Financing - Lien Position 2 - Current Balance	1	2	50.00%	957
Other Financing Junior Total Original Loan Amount	39	42	92.86%	957
Payment Change Frequency	5	5	100.00%	957
PMI Coverage %	8	9	88.89%	957
Prepayment Penalty	2	9	22.22%	957
Prepayment Penalty Period (months)	1	2	50.00%	957
Property Type	289	936	30.88%	957
Purpose	60	141	42.55%	957
Refi Purpose	38	61	62.30%	957
Representative FICO	44	81	54.32%	957
Rounding Factor	1	1	100.00%	957
State	97	936	10.36%	957
Street	158	933	16.93%	957
Zip	230	936	24.57%	957
Total	6,549	14,262	45.92%	957

In total, data variances were found on 948 (99.06%) mortgage loans reviewed across 65 unique data fields in the sample. Please note that not all data fields would have been available for all loans.

ADDITIONAL SUMMARY (957 Mortgage Loans)

Some % of Loans may not add to 100% due to rounding

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Note Date	261	928	28.13%	957
Original Term	463	831	55.72%	957
Maturity Date	831	947	87.75%	957
Original Interest Rate	347	893	38.86%	957
Lien Position	107	934	11.46%	957
Occupancy	19	143	13.29%	957
Purpose	60	141	42.55%	957
Original LTV	815	901	90.46%	957
Appraisal As-Is Value	12	12	100.00%	957
Street	158	933	16.93%	957
City	117	936	12.50%	957
State	97	936	10.36%	957
Zip	230	936	24.57%	957
Original Loan Amount	312	936	33.33%	957
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Property Type	289	936	30.88%	957
Appraisal Date	798	800	99.75%	957
LTV Valuation Value	848	912	92.98%	957
First Payment Date	63	112	56.25%	957
Amortization Term	54	78	69.23%	957
Representative FICO	44	81	54.32%	957
Doc Type	61	81	75.31%	957
Index Type	28	30	93.33%	957
Margin	31	32	96.88%	957
First Interest Rate Change Date	10	10	100.00%	957
Next Interest Rate Change Date	12	12	100.00%	957
Interest Rate Change Frequency	12	14	85.71%	957
Interest Rate Life Min	26	28	92.86%	957
Interest Rate Life Max	26	28	92.86%	957
Interest Rate Periodic Floor	18	18	100.00%	957
Interest Rate Periodic Cap	26	26	100.00%	957
Next Payment Change Date	5	5	100.00%	957
# of Units	10	37	27.03%	957
Contract Sales Price	13	17	76.47%	957
Refi Purpose	38	61	62.30%	957
Interest Rate Initial Cap	20	20	100.00%	957
Interest Rate Initial Floor	18	18	100.00%	957
Balloon Flag	6	38	15.79%	957
Original CLTV	67	85	78.82%	957
Original Interest Rate Period	2	2	100.00%	957
Interest Only Period Expiration Date	3	3	100.00%	957
Original P&I	86	108	79.63%	957
Amortization Type	17	64	26.56%	957
Interest Only Period	4	4	100.00%	957
Investor: Qualifying Total Debt Ratio	1	1	100.00%	957
Interest Only	4	16	25.00%	957
Borrower Full Name	1	4	25.00%	957
Interest Rate Life Cap	4	4	100.00%	957
Interest Rate Life Floor	4	4	100.00%	957
Mortgage Type	1	12	8.33%	957
Prepayment Penalty	2	9	22.22%	957
Neg Am	0	11	0.00%	957
Lookback Period	1	1	100.00%	957
Payment Change Frequency	5	5	100.00%	957
PMI Coverage %	8	9	88.89%	957
Borrower First Name	1	15	6.67%	957
Borrower Last Name	0	15	0.00%	957
Borrower Middle Name	1	7	14.29%	957
Borrower Suffix	1	1	100.00%	957
First Payment Change Date	2	2	100.00%	957
Rounding Factor	1	1	100.00%	957
Borrower SSN	0	6	0.00%	957
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Coborrower First Name	2	6	33.33%	957
Coborrower Last Name	0	6	0.00%	957
Coborrower SSN	0	5	0.00%	957
Appraised Value	2	2	100.00%	957
Interest Collection Type	1	3	33.33%	957
Prepayment Penalty Period (months)	1	2	50.00%	957
Other Financing - Lien Position 2 - Current Balance	1	2	50.00%	957
Appraisal Effective Date	2	4	50.00%	957
Other Financing Junior Total Original Loan Amount	39	42	92.86%	957
Total	6,549	14,262	45.92%	957

ADDITIONAL SUMMARY (957 Mortgage Loans)

Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	264	27.59%	$17,188,887.10	29.20%
Adjustable	596	62.28%	$41,683,991.58	70.80%
Unknown	97	10.14%	$0.00	0.00%
Total	957	100.00%	$58,872,878.68	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	82	8.57%	$9,310,394.71	15.81%
2	779	81.40%	$49,562,483.97	84.19%
Unknown	96	10.03%	$0.00	0.00%
Total	957	100.00%	$58,872,878.68	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	144	15.05%	$9,623,302.13	16.35%
Cash Out: Home Improvement/Renovation	3	0.31%	$110,000.00	0.19%
Cash Out: Other/Multi-purpose/Unknown Purpose	401	41.90%	$32,301,178.58	54.87%
Limited Cash-Out	19	1.99%	$991,439.00	1.68%
First Time Home Purchase	63	6.58%	$3,121,404.00	5.30%
Other-than-first-time Home Purchase	134	14.00%	$6,784,508.00	11.52%
Rate/Term Refinance - Borrower Initiated	28	2.93%	$1,871,705.97	3.18%
Unavailable	165	17.24%	$4,069,341.00	6.91%
Total	957	100.00%	$58,872,878.68	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	105	10.97%	$8,789,571.97	14.93%
121-180 Months	166	17.35%	$11,816,628.70	20.07%
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181-240 Months	342	35.74%	$21,302,218.01	36.18%
241-360 Months	244	25.50%	$16,897,319.00	28.70%
361+ Months	3	0.31%	$67,141.00	0.11%
Unknown	97	10.14%	$0.00	0.00%
Total	957	100.00%	$58,872,878.68	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	540	56.43%	$37,436,958.53	63.59%
Co-op	1	0.10%	$33,650.00	0.06%
Condo, Low Rise	59	6.17%	$2,862,474.00	4.86%
Condo, High Rise	3	0.31%	$218,830.00	0.37%
PUD	81	8.46%	$5,342,741.00	9.08%
Townhouse	5	0.52%	$293,400.00	0.50%
Single-wide Manufactured Housing	1	0.10%	$27,500.00	0.05%
1 Family Attached	11	1.15%	$904,700.00	1.54%
2 Family	19	1.99%	$1,112,803.00	1.89%
3 Family	1	0.10%	$150,000.00	0.25%
4 Family	1	0.10%	$135,800.00	0.23%
Unavailable	235	24.56%	$10,354,022.15	17.59%
Total	957	100.00%	$58,872,878.68	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	763	79.73%	$53,526,849.68	90.92%
Investment	23	2.40%	$1,349,925.00	2.29%
Second Home	22	2.30%	$1,124,535.00	1.91%
Unknown	149	15.57%	$2,871,569.00	4.88%
Total	957	100.00%	$58,872,878.68	100.00%

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